UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 29, 2024
(Date of earliest event reported)	May 23, 2024

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

In accordance with the ONE Gas, Inc. (the “Company”) director retirement policy as set forth our By-Laws and Corporate Governance Guidelines, Robert B. Evans and Douglas H. Yaeger retired from the Board of Directors effective May 23, 2024, immediately prior to the annual meeting of shareholders. Upon the retirements of Messrs. Evans and Yaeger, the number of members of the Board of Directors was reduced from nine to seven.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on May 23, 2024. The matters voted upon at the meeting and the results of such voting are set forth below:

1.Election of Directors. The individuals set forth below were elected to the Board of Directors of the Company to serve one-year terms expiring at our 2025 annual meeting of shareholders by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
John W. Gibson	47,647,368.022	712,919.049	71,608.207	4,527,827.000
Tracy E. Hart	47,967,739.863	381,322.863	82,832.552	4,527,827.000
Deborah A. P. Hersman	48,063,585.622	289,370.198	78,939.458	4,527,827.000
Michael G. Hutchinson	47,755,072.091	595,273.989	81,549.198	4,527,827.000
Robert S. McAnnally	47,962,728.542	392,878.022	76,288.714	4,527,827.000
Pattye L. Moore	47,733,601.339	624,097.554	74,196.385	4,527,827.000
Eduardo A. Rodriguez	47,577,231.691	775,511.498	79,152.089	4,527,827.000

2.Ratification of our Independent Auditor. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2024, was ratified by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain
52,432,025.132	415,374.951	112,322.195

3.Advisory vote on Executive Compensation. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2024 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
46,394,396.023	1,865,717.881	171,781.374	4,527,827.000

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	May 29, 2024	By:	/s/ Brian K. Shore
Brian K. Shore Vice President, Associate General Counsel and Secretary

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